Exhibit 99.1

CarrAmerica

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended December 31, 2005

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

OPERATING ANALYSIS

Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18-19
Top 25 Tenants by Rent	20
Current Development Activity by Market	21
Land Held for Future Development Schedule	22

Reconciliation of Projected Funds Available for Distribution Coverage 2006	23
Reconciliation of Financial Measures	24-25
Computation of Supplemental Measures	26-27

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located in 12 markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 12/31/05)

235 Properties

18.4 Million Square Feet

(consolidated/unconsolidated; as of 12/31/05)

285 Properties

26.3 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY

(At December 31, 2005)

89.4% Consolidated Properties

90.0% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(consolidated; as of 12/31/05)

	Based on POI*	Based on Square Footage
Pacific region	53.47%	54.68%
Eastern region	35.76%	26.37%
Central region	5.53%	10.64%
Mountain region	5.24%	8.31%

MARKETS

(consolidated; as of 12/31/05)

	% of POI*	% of Sq. Ft.
Washington DC Metro	35.76%	26.37%
San Francisco Bay Area	31.79%	27.98%
Southern California	15.09%	14.65%
Seattle/Portland	6.59%	12.05%
Denver	2.85%	4.90%
Dallas	2.01%	2.55%
Chicago	2.67%	6.65%
Salt Lake City	2.39%	3.41%
Austin	0.85%	1.44%

	100.00%	100.00%

*	POI is Property Operating Income – Property operating revenue less property operating expenses and real estate taxes. POI is the performance measure used to assess the results of our real estate property operations segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Bryce Blair

Chairman and Chief Executive Officer

AvalonBay Communities, Inc.

Andrew F. Brimmer

President

Brimmer & Company Inc

K. Dane Brooksher

Chairman of the Board

ProLogis

Joan Carter

President & COO

UM Holdings LTD

Patricia Diaz Dennis

Senior Vice President and Assistant General Counsel

SBC Services, Inc.

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

President and Co-Chairman

Lockhart Companies Inc.

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Daniel Oppenheim

Bank of America Securities

(212) 847-5705

Ross Smotrich

Bear Stearns & Co.

(212) 272-8046

Louis Taylor

Deutsche Banc Alex. Brown

(212) 250-4912

Christopher Haley/Gregory Korondi

Wachovia Securities

(443)263-6773/(443) 263-6579

Carey Callaghan/Dennis Maloney

Goldman, Sachs & Co.

(212) 902-4351/(212) 902-1970

Jim Sullivan/Cedrik LaChance

Green Street Advisors

(949) 640-8780

Anthony Paolone

JPMorgan

(212) 622-6682

David Fick/John Guinee

Legg Mason Wood Walker, Incorporated

(410) 454-5018

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Co.

(212) 449-0335/(212) 449-1433

Greg Whyte/David Cohen

Morgan Stanley Dean Witter

(212) 761-6331/(212) 761-8561

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/John Stewart

Salomon Smith Barney

(212) 816-0231/(212) 816-1685

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, NW

Suite 500

Washington, DC 20006

202-729-1700

REGIONAL OFFICES

Austin, Texas; Dallas, Texas; Denver Colorado; Salt Lake City,

Utah

Jeffrey S. Pace, Managing Director

Chicago, Illinois

Gerald J. O’Malley, Managing Director

Northern California

Christopher Peatross, Managing Director

Seattle/Portland

Clete Casper, Managing Director

Southern California

Malcolm O’Donnell, Managing Director

Washington, D.C.

Phillip Thomas, Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, NW

Washington, DC 20006

Telephone: 202-729-1700

Fax: 202-729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: 202-729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at 202-729-7518

Or 1-800-417-2277

swalsh@carramerica.com

CarrAmerica

PLEASE VISIT OUR CORPORATE WEB SITE AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Shares and Units:
Common Shares	58,690	58,462	55,707	55,195	54,890
Outstanding Minority Units (a)	5,117	5,169	5,185	5,214	5,323
Combined Shares and Minority Units (a)	63,807	63,631	60,892	60,409	60,213
Weighted Average - Basic	58,065	56,930	54,930	54,598	54,865
Weighted Average - Diluted	58,481	57,534	55,466	60,239	54,865

Share Price:
At the End of the Period	$34.63	$35.95	$36.18	$31.55	$33.00
High During Period	36.52	39.55	37.05	33.35	34.07
Low During Period	31.22	34.48	30.75	30.00	31.40

Capitalization Summary:
Market Value of Common Equity (a,h)	$2,209,636	$2,287,534	$2,203,073	$1,905,904	$1,987,029
Preferred Equity	201,250	201,250	201,250	201,250	201,250
Total Debt (f)	1,888,527	1,912,964	1,793,230	1,943,660	1,952,158
Total Market Capitalization (g)	4,299,413	4,401,748	4,197,553	4,050,814	4,140,437
Total Debt/Total Market Capitalization (g)	43.9%	43.5%	42.7%	48.0%	47.1%

Financial Information:
Total Assets	$3,152,172	$3,161,280	$2,957,441	$3,107,489	$3,081,192
Book Value of Real Estate Assets (before accumulated depreciation)	3,280,427	3,212,264	3,141,818	3,147,841	3,296,962
Total Liabilities	2,019,193	2,028,133	1,909,479	2,052,433	2,088,843
Total Minority Interest	58,470	59,902	59,617	61,050	65,378
Total Shareholders’ Equity	1,074,509	1,073,245	988,345	994,006	926,971
Total Operating Revenues	123,946	114,281	113,588	120,814	119,865
Property Operating Income (i)	75,550	69,832	70,703	75,367	73,684
Property Operating Income Percent of Revenue (i)	65.1%	64.0%	65.2%	65.4%	64.9%
EBITDA (e)	76,497	71,493	72,605	77,371	74,834
Interest Coverage Ratio (b,e,g)	2.6	2.5	2.6	2.6	2.5
Interest Coverage Ratio (c,e,g)	2.6	2.5	2.6	2.6	2.5
Fixed Charge Coverage Ratio (b,e,g)	2.2	2.1	2.2	2.2	2.1
Fixed Charge Coverage Ratio (c,e,g)	2.2	2.1	2.2	2.2	2.1
Net income	28,182	13,627	11,868	95,042	26,794
Diluted FFO available to common shareholders (d)	39,357	40,096	42,271	41,402	33,821
Funds available for distribution to common shareholders coverage ratio (j)	(0.2)	0.6	1.0	1.1	0.6
Dividends Declared	0.50	0.50	0.50	0.50	0.50
Net-Straight Line Revenue Adjustment	7,082	3,817	(331)	2,487	1,397

Consolidated Portfolio:
Buildings	235	243	239	238	251
Total Square Footage (in thousands)	18,366	18,687	18,608	18,686	19,864
Current Occupancy	89.4%	87.6%	88.3%	88.6%	88.2%

Consolidated and Unconsolidated Portfolio:
Buildings	285	294	290	287	292
Total Square Footage (in thousands)	26,296	27,040	26,966	26,226	26,355
Current Occupancy	90.0%	88.5%	88.4%	88.8%	88.0%

(a)	Minority partnership units are included in market value computation.
(b)	Excluding capitalized interest. See page 27 for computation.
(c)	Including capitalized interest. See page 27 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive.

In the fourth quarter 2004, minority units were antidilutive. See page 24 for a reconciliation of diluted FFO to net income.

(e)	Excludes impairment charges and prepayment penalties on debt. See page 25 for reconciliation of EBITDA to net income.
(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.
(g)	Refer to page 6 for definintion.
(h)	Market value based on end of period stock price.
(i)	Property operating income - Property operating revenue less property operating expenses and real estate taxes (see page 1).

See page 27 for reconciliation to net income.

(j)	See page 26 for reconciliation of funds available for distribution to net income, definition and computation of ratio.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

	Three Months Ended December 31,		% Change	Twelve Months Ended December 31,		% Change
(In thousands)	2005	2004		2005	2004
Real estate rental revenue	$99,149	$98,272	0.9%	$391,898	$398,907	-1.8%
Real estate operating expenses	34,774	33,986	2.3%	138,041	135,027	2.2%

Total same store property operating income*	$64,375	$64,286	0.1%	$253,857	$263,880	-3.8%

Straight-line rent adjustment	$5,092	$1,041	389.1%	$8,114	$5,899	37.5%

Average occupancy	89.7%	89.0%		88.6%	88.7%

Same store square footage	15,487,108			15,487,108

*	Property operating income is the performance measure used to assess the results of our real estate property segment. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest, depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:
	December 31, 2005	December 31, 2004
Total Debt/Total Capitalization (Book Value) (1)	61.8%	65.4%
Total Debt/Total Capitalization (Market) (2)	43.9%	47.1%

Operating Ratios for Operations:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Secured Property Operating Income/EBITDA (3)	14.5%	15.2%	14.7%	20.8%

Interest Coverage (4)
Excluding capitalized interest	2.6	2.5	2.6	2.8
Including capitalized interest	2.6	2.5	2.6	2.8

Fixed Charge Coverage (5)
Excluding capitalized interest	2.2	2.1	2.2	2.2
Including capitalized interest	2.2	2.1	2.2	2.2

G&A as a % of Revenue (6)	8.5%	8.3%	8.7%	8.3%

Debt Plus Preferred Stock to Market Capitalization Percentage Calculation

(In thousands, except ratio)	December 31, 2005
Market value of common equity	$2,209,636
Preferred equity	201,250
Total Debt (less discount/swap)	1,888,527

Total Market Capitalization	$4,299,413

Preferred equity	$201,250
Total Debt (less discount/swap)	1,888,527

Debt plus Preferred Stock	$2,089,777

Debt plus Preferred to Market Capitalization	48.6%

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders' equity, minority interest, rents received in advance and security deposits. The components of the calculation are presented in the following table:

(In thousands)	12/31/2005	12/31/2004
Total debt	$1,888,527	$1,952,158

Stockholders’ equity	1,074,509	926,971
Minority interest	58,470	65,378
Rents received in advance and security deposits	32,534	40,304

Total capitalization (book value)	$3,054,040	$2,984,811

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps. See page 4 for components of calculation.
(3)	See page 25 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 27 for calculation.
(5)	Calculated as net income less interest expense (including or excluding capitalized interest and prepayment penalties on debt), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest and prepayment penalties on debt). See page 27 for calculation.
(6)	General and administrative expense divided by total revenue.
(7)	We believe these ratios are helpful to investors enabling the investors to compare CarrAmerica against other companies or industry benchmarks.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Share and Operating Partnership Data

The following table sets forth our common shares and dividend paying operating partnership units outstanding at December 31, 2005 and December 31, 2004, and our weighted average common shares and dividend paying operating units outstanding for the quarters and twelve months ended December 31, 2005 and 2004.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	CarrAmerica Realty Corporation Restricted Common Shares Outstanding	Dividend Paying Units Outstanding (a)
Outstanding as of
December 31, 2005	58,192	498	5,117
December 31, 2004	54,504	386	5,323

Weighted average for the three months ended December 31,
2005	58,065	495	5,137
2004	54,306	374	5,329

Weighted average for the twelve months ended December 31,
2005	56,143	490	5,183
2004	53,903	326	5,407

Notes:
(a)	Operating partnership units are redeemable for cash or common shares, at our option, on a one-for-one basis.
*	We have 8,050,000 shares of Series E Cumulative Redeemable Preferred stock outstanding as of Dec. 31, 2005 which are not included in the table above. The quarterly dividend is $0.46875 per share.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

Secured Mortgages Payable

($ in thousands) Description of Notes/Lender	Property	Principal Outstanding	Interest Rate		Maturity Date	2006	2007	2008	2009
Midland Loan Services Northwest Mutual	Palomar Oaks 1255 23rd St. 1730 Pennsylvania	$8,815 35,629	8.85 8.12	% %	4/1/2009 4/1/2009	$255 718	$278 778	$304 842	$7,978 33,291
Northwest Mutual	International Square 1255 23rd St. 1730 Pennsylvania	170,891	8.12%		4/1/2009	3,441	3,730	4,040	159,680
New York Life Insurance TransAmerica Life Insurance	International Square South Coast 1775 Pennsylvania	13,823 11,156	7.13 7.63	% %	6/10/2009 9/1/2009	311 175	335 188	359 203	12,818 10,590

		$240,314				$4,900	$5,309	$5,748	$224,357

Notes Payable

Lender	Security	Principal Outstanding	Interest Rate	Maturity Date	2006
EquiTrust Life Insurance Co.	Letter of Credit	$3,022	8.25%	11/1/2006	3,022
Fairchild Holdings, LLC (1)	Letter of Credit	192	4.13%	8/2/2006	192

(1)	Paid January 2006.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary - Continued

Senior Unsecured Notes

($ in thousands)	Principal Outstanding	Interest Rate	Maturity Date	2006	2007	2008	2009	2010	2011 Thereafter
7.375% notes due 2007	$125,000	7.375%	7/1/2007	$—	$125,000	$—	$—	$—
6.875% notes due 2008	100,000	6.875%	3/1/2008	—	—	100,000	—	—
3.625% notes due 2009*	225,000	3.625%	4/1/2009	—	—	—	225,000	—
7.125% notes due 2012	400,000	7.125%	1/15/2012	—	—	—	—	—	400,000
5.261% notes due 2007	50,000	5.261%	11/30/2007	—	50,000	—	—	—
5.250% notes due 2007	175,000	5.250%	11/30/2007	—	175,000	—	—	—
5.125% notes due 2011	200,000	5.125%	9/1/2011	—	—	—	—	—	200,000
5.500% notes due 2010	250,000	5.500%	12/15/2010	—	—	—	—	250,000

	$1,525,000			$—	$350,000	$100,000	$225,000	$250,000	$600,000

*	See hedging

Hedging Instruments

($ in thousands)	Notional Amount	Maturity Date	Reset	Terms
Interest rate swap[1]	100,000	4/1/2009	Arrears	6ML+.2675%
Interest rate cap	200,000	2/1/2006	Prompt	7.50%

[1]	Interest rate on $100M of 3.625% notes including effect of interest rate swap is 4.56%

Unsecured Line of Credit

($ in thousands)
Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding at Beginning of Year	Advances	Repayments	Amount Outstanding End of Period	Letters of Credit Outstanding
JPMorgan Chase Bank	$500,000	L+.65%	6/20/2007	$295,000	$599,000	$774,000	$120,000	$10,891

Bond Covenant Requirements	Unsecured Credit Facility Covenant Requirements
Minimun Annual Service Charge > 1.50X	Minimum Ratio of Annual EBITDA to Interest Expense > 2 to 1
Maximum Total Indebtedness to Total Assets < 60%	Minimum Ratio of Annual EBITDA to Fixed Charges of at Least 1.5 to 1
Maximum Total Secured Debt to Total Assets < 40% Minimum Total Unencumbered Assets to Unsecured Indebtedness > 150% -As of Dec. 31, 2005, we are in compliance with our bond covenants.

Maximum Ratio of Aggregate Unsecured Debt to Tangible Fair Market Value of Unencumbered Assets > 60%

Maximum Ratio of Total Debt to Tangible Fair Market Value of Assets > 60%

Maximum Ratio of Total Secured Debt to Tangible Fair Market Value of Assets > 30%

-As of Dec. 31, 2005, we are in compliance with our credit facility covenants.

CARRAMERICA REALTY CORPORATION

AND SUBSIDIARIES

Investment Balances

($ in thousands)	Accounting Method	Percentage Ownership	Investment Balance as of December 31, 2005
Carr Office Park LLC	Equity	35%	$41,834
575 7th St.	Equity	30%	21,018
1919 Pennsylvania Assoc.	Equity	49%	16,711
1888 Century Plaza	Equity	35%	14,873
North Dallas Town Center	Equity	20%	15,066
Colonnade	Equity	20%	9,001
1201 F Street	Equity	35%	6,718
Custer Court	Equity	49%	2,219
Agilquest	Cost	19%	1,659
WCM JV	Equity	16%	1,258
300 W. Sixth Street (1)	Equity	20%	27
Pleasant Partners	Equity	20%	—
10UCP	Equity	20%	—

			$130,384

(1)	Sole asset was sold in October 2005.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the Twelve Months Ended December 31, 2005

($ in thousands)	1888 Century	Custer Court	1201 F St.	Carr Office Park	WCM JV	1919 Penn Assoc.	575 7th St.	10 UCP	North Dallas Town	Pleasant Partners	Colonnade
Equity[1]	14,994	1,940	7,847	64,356	1,258	17,649	15,528	(10,103)	15,028	19,984	9,001
Loans payable[2]	28,350	5,156	13,205	74,879	—	38,323	21,240	51,600	—	20,000	19,763
Percentage ownership	35%	49%	35%	35%	16%	49%	30%	20%	20%	20%	20%
Total revenue	13,163	2,123	12,697	61,848	1,514	20,144	15,299	26,867	9,135	18,456	13,924
Expenses
Operating expenses	5,938	1,061	4,598	25,380	257	6,875	5,807	9,140	3,424	7,135	6,383
Interest expense	4,219	588	2,603	15,006	—	5,770	3,569	16,279	—	1,289	3,368
Depreciation/amortization	3,574	889	2,526	20,347	620	3,029	4,534	5,866	4,173	7,433	8,605

Total expenses	13,731	2,538	9,727	60,733	877	15,674	13,910	31,285	7,597	15,857	18,356
Gain on sale[3]	—	—	—	2,030	—	—	8,616	—	—	—	—

Net income	(568)	(415)	2,970	3,145	637	4,470	10,005	(4,418)	1,538	2,599	(4,432)

Equity in earnings	(207)	(217)	1,039	381	107	2,215	211	—	307	647	(886)

[1]	CarrAmerica’s share of the investee’s equity
[2]	CarrAmerica’s percentage of investee debt
[3]	CarrAmerica’s share of gain is recorded on the gain line of its income statement and not through equity in earnings.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of December 31, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties
Downtown Washington, D.C.:
International Square	1,020,861	93.0%	3
900 19th Street	101,313	90.2%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	227,714	100.0%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
Commercial National Bank Building	204,021	99.1%	1
1255 23rd Street	304,721	97.0%	1
1747 Pennsylvania Avenue	151,997	94.6%	1
1717 Pennsylvania Avenue	184,446	100.0%	1

Downtown Washington, D.C.	2,531,323	95.9%	11

Suburban Washington, D.C.:
Canal Center	495,676	92.0%	4
TransPotomac V Plaza	97,402	91.3%	1
One Rock Spring Plaza	205,298	100.0%	1
Sunrise Corporate Center (sold 1/10/06)	258,058	98.6%	3
Reston Crossing	327,788	100.0%	2
Commonwealth Tower	339,599	100.0%	1
Park Place	164,535	87.7%	1
Tysons International	424,278	70.5%	2

Suburban Washington, D.C.	2,312,634	91.4%	15

Washington, D.C. Metro	4,843,957	93.8%	26

Southern California,
Los Angeles:
Warner Center	344,196	92.4%	12
Warner Premier	59,371	95.9%	1

Los Angeles	403,567	92.9%	13
Orange County
Scenic Business Park	139,359	94.9%	4
Harbor Corporate Park	151,415	100.0%	4
Von Karman	104,375	100.0%	1
Pacific Corporate Plaza	124,196	100.0%	3
South Coast Executive Center	154,959	100.0%	2
Bay Technology Center	107,481	100.0%	2

Orange County	781,785	99.1%	16
San Diego:
Del Mar Corporate Plaza	124,345	100.0%	2
Lightspan	66,622	79.0%	1
La Jolla Spectrum	156,653	100.0%	2
Palomar Oaks Technology Park	170,705	100.0%	6
Town Center Technology Park IV	105,358	100.0%	1
Torrey Pines Research Center	81,816	100.0%	1
Highlands Corporate Center	203,086	83.1%	5
Town Center Technology Park	182,120	100.0%	3
Carroll Vista	107,579	100.0%	3
Corporate Plaza II	116,195	88.7%	2
Chancellor Park	190,946	81.6%	2

San Diego	1,505,425	93.6%	28

Southern California	2,690,777	95.1%	57

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of December 31, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Northern California,
San Francisco Bay Area:
Bayshore Centre	94,874	100.0%	1
Rincon Centre	201,178	94.1%	3
Valley Centre II	212,082	89.4%	4
Valley Office Centre	68,917	93.0%	2
Valley Centre	102,291	100.0%	2
Rio Robles	368,178	100.0%	7
Baytech Business Park	300,000	87.3%	4
3571 North First Street	116,000	100.0%	1
Oakmead West	425,981	85.0%	7
Clarify Corporate Center	258,048	100.0%	4
Valley Technology Center	460,590	98.3%	7
Golden Gateway Commons	276,190	98.5%	3
Techmart Commerce Center	262,435	97.1%	1
Fremont Technology Park	139,304	71.9%	3
San Mateo Center	209,017	90.7%	3
Mountain View Gateway Center	236,400	100.0%	2
Sunnyvale Technology Center	165,520	100.0%	5
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1
Corporate Technology Centre	508,230	77.1%	7
Mission Towers I	282,080	99.7%	1
Fairchild Drive	131,561	100.0%	2
2711 North First Street	74,621	22.6%	1

San Francisco	5,138,777	92.3%	73

Portland, OR:
Sunset Corporate Park	132,531	70.6%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland	275,193	85.8%	6

Seattle, WA:
Redmond Hilltop	90,880	10.4%	2
Canyon Park	316,978	97.4%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center	319,376	50.6%	6
Canyon Park Commons	176,846	100.0%	3
Redmond East	398,320	72.0%	10
Canyon Park Commons	95,290	100.0%	1
North Creek Corporate Center	94,048	89.8%	3
West Willows Technology Center	155,830	100.0%	3
Plaza at North Creek	193,302	62.6%	2

Seattle	1,937,049	77.2%	37

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of December 31, 2005

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Austin, TX:
City View Centre	136,106	80.9%	3
City View Centre	128,716	100.0%	1

Austin	264,822	90.2%	4

Chicago, IL:
Butterfield Road	365,698	68.8%	2
The Crossings	289,599	89.1%	1
Parkway North I	251,018	11.0%	1
Bannockburn	315,287	72.4%	3

Chicago	1,221,602	62.7%	7

Dallas, TX:
Cedar Maple Plaza	113,010	80.9%	3
Tollway Plaza	354,458	93.8%	2

Dallas	467,468	90.7%	5

Denver, CO:
Harlequin Plaza	319,069	81.7%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	90.1%	3
Dry Creek	185,957	100.0%	2

Denver	899,185	92.3%	9

Salt Lake City, UT:
Sorenson Research Park	321,366	95.2%	6
Wasatch Corporate Center	227,889	98.6%	4
Creekside	78,000	100.0%	1

Salt Lake City	627,255	97.0%	11

TOTAL CONSOLIDATED PROPERTIES:	18,366,085		235
WEIGHTED AVERAGE @ Dec. 31, 2005		89.4%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As of December 31, 2005

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49%	240,399	99.4%	1
2025 M Street	49%	174,763	100.0%	1
1201 F Street	35%	226,922	99.2%	1
Bond Building	15%	162,182	100.0%	1
Terrell Place	30%	383,352	79.9%	1

Portland, OR:
GM Call Center	16%	103,279	100.0%	1

Chicago
Parkway	35%	745,277	96.3%	6

Dallas
Royal Ridge	35%	505,282	99.5%	4
Custer Court	49%	120,800	94.4%	1
North Dallas Town Center	20%	391,187	98.6%	3
Colonnade	20%	977,487	88.7%	3

Austin
Riata Corporate	35%	671,998	86.5%	8
Riata Crossing	35%	324,963	100.0%	4

Denver
Panorama	35%	673,713	96.2%	6

San Francisco Bay Area
CarrAmerica Corporate Center	20%	974,282	86.6%	7

Los Angeles
10UCP	20%	771,277	96.0%	1
1888 Century Park East	35%	483,017	64.3%	1

TOTAL UNCONSOLIDATED PROPERTIES:		7,930,180		50
WEIGHTED AVERAGE @ Dec. 31, 2005			91.4%

ALL OPERATING PROPERTIES
TOTAL:		26,296,265		285
WEIGHTED AVERAGE @ Dec. 31, 2005			90.0%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of Dec. 31, 2005.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule - Stabilized Properties

		As of Dec. 31, 2005
Market	Square Feet	Current Occupancy	YTD Ave. Occupancy	Vacant Sq. Feet	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016 Thereafter
Los Angeles	403,567	92.9%	97.5%	28,648	148,347	43,956	37,349	23,581	31,437	18,830	52,787	11,514	7,118	—	—
Orange County	781,785	99.1%	97.7%	7,114	38,560	146,181	278,650	163,970	60,540	86,770	—	—	—	—	—
San Diego	1,505,425	93.6%	88.6%	96,631	186,098	96,262	95,493	169,918	189,124	123,898	328,570	2,868	3,565	136,104	76,894
San Francisco Bay Area	5,138,777	92.3%	89.0%	393,809	1,031,608	520,907	605,343	790,172	580,585	370,238	437,096	22,691	152,555	76,410	157,363
Seattle	1,937,049	75.5%	76.6%	474,967	43,497	152,150	117,668	415,277	157,218	79,378	51,435	83,599	39,541	75,692	246,627
Portland	275,192	85.8%	83.3%	39,005	—	6,909	—	13,756	184,304	20,535	10,683	—	—	—	—
Denver	899,185	92.3%	93.3%	68,922	35,835	32,953	311,583	131,940	37,627	96,771	20,763	32,791	—	130,000	—
Salt Lake City	627,255	97.0%	94.7%	18,511	19,576	48,470	152,366	163,692	111,217	52,315	42,873	18,235	—	—	—
Chicago	1,221,602	62.7%	62.9%	456,013	53,689	51,110	127,944	94,981	125,649	108,033	33,393	127,857	13,732	29,201	—
Austin	264,822	90.2%	83.7%	25,935	4,065	35,767	20,321	33,855	7,455	—	—	8,708	128,716	—	—
Dallas	467,468	90.7%	89.9%	43,552	18,864	43,509	142,725	122,443	65,312	26,706	—	—	4,357	—	—
Washington, D.C.
Downtown	2,531,323	95.9%	94.4%	102,850	444,314	396,170	129,763	238,169	50,027	44,222	121,135	235,188	109,343	17,514	642,628
Suburban	2,312,634	91.4%	95.3%	197,883	477,272	192,815	207,730	443,325	206,640	296,982	101,516	19,754	26,834	123,028	18,855

Total	18,366,084	89.4%	88.3%	1,953,840	2,501,725	1,767,159	2,226,935	2,805,079	1,807,135	1,324,678	1,200,251	563,205	485,761	587,949	1,142,367

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule of Minimum Annualized Base Rent - Stabilized Properties

Market	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016 & Thereafter
Los Angeles	$4,459,592	$1,078,662	$856,185	$540,396	$781,489	$281,320	$1,221,614	$274,942	$186,670	$—	$—
Orange County	879,664	2,789,992	5,384,483	3,175,423	1,377,327	2,074,694	—	—	—	—	—
San Diego	4,551,416	2,431,307	3,021,440	5,245,681	4,878,322	3,387,405	7,139,670	113,223	142,122	4,183,143	3,768,742
San Francisco Bay Area	25,908,858	13,567,541	10,154,416	15,210,127	10,085,556	11,321,304	10,154,693	377,343	2,095,749	2,680,818	7,457,379
Seattle	731,503	1,757,507	1,834,805	6,855,316	1,962,400	710,744	644,281	1,392,787	455,711	1,358,924	4,373,915
Portland	—	82,908	—	126,985	3,292,449	399,794	146,520	—	—	—	—
Denver	588,695	480,246	5,034,043	1,875,668	540,659	1,399,857	325,764	522,048	—	2,014,756	—
Salt Lake City	281,235	762,688	2,339,133	1,797,094	1,727,713	622,871	777,078	285,276	—	—	—
Chicago	769,455	883,103	2,174,543	1,354,313	2,048,185	1,656,424	473,418	1,796,040	165,787	503,348	—
Austin	27,024	600,834	361,359	600,028	146,434	—	—	159,591	1,651,542	—	—
Dallas	442,501	888,052	3,485,703	2,539,052	1,440,899	416,403	—	—	125,532	—	—
Washington, D.C.
Downtown	14,287,263	14,499,393	4,530,181	8,873,323	2,144,080	1,718,915	4,961,733	10,677,627	4,175,720	811,719	29,770,309
Suburban	13,478,212	6,004,209	6,442,905	10,216,392	6,521,522	9,388,371	3,279,555	684,101	858,762	3,898,051	770,940

Total	$66,405,418	$45,826,442	$45,619,196	$58,409,798	$36,947,035	$33,378,102	$29,124,326	$16,282,978	$9,857,595	$15,450,759	$46,141,285

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	4th Quarter 2005
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	15,496	27.86	0.00%	1.50	1.61	—	1.61
Chicago	39,255	20.11	-13.06%	4.81	2.40	9.51	11.91
Dallas	27,358	24.17	-7.23%	4.67	4.56	16.38	20.94
Denver	10,301	16.48	-29.41%	3.40	3.78	9.45	13.23
Los Angeles	28,162	27.11	-5.80%	4.44	6.08	18.90	24.98
Orange County	9,696	22.82	0.95%	3.41	1.98	2.26	4.24
Portland	6,909	16.13	-3.93%	1.00	—	—	—
Salt Lake City	7,724	14.54	3.32%	1.97	—	3.12	3.12
San Diego	46,941	23.28	0.37%	3.20	3.06	3.79	6.85
San Francisco Bay	205,911	12.98	-47.78%	3.41	1.60	5.60	7.20
Seattle	19,744	15.73	-0.19%	4.50	5.34	27.66	33.00
Washington, D.C.
Suburban	17,927	34.17	1.74%	3.47	1.04	11.28	12.32
Downtown	59,820	46.43	13.39%	13.08	15.94	52.90	68.84

Total	495,244	21.66	-16.70%	4.73	4.09	13.61	17.70

	4th Quarter 2004
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	41,939	17.62	-17.03%	2.49	1.75	—	1.75
Chicago	3,153	24.25	0.81%	1.30	—	—	—
Dallas	48,185	17.34	-25.70%	4.21	3.15	8.79	11.94
Denver	134,279	15.44	-26.57%	9.87	7.38	23.96	31.34
Los Angeles	5,398	24.71	-4.15%	5.00	7.46	22.92	30.38
Orange County	16,916	23.88	-1.22%	4.21	1.52	1.73	3.25
Portland	24,680	11.61	-33.31%	3.77	—	1.80	1.80
Salt Lake City	66,547	16.95	-8.32%	4.65	2.12	3.98	6.10
San Diego	113,457	29.97	12.25%	8.84	1.35	4.73	6.08
San Francisco Bay	307,595	20.03	-14.33%	3.61	1.78	8.77	10.55
Seattle	104,379	14.08	-28.66%	5.73	5.57	22.89	28.46
Washington, D.C.
Suburban	10,451	30.78	3.21%	3.02	—	4.80	4.80
Downtown	208,960	47.72	0.87%	5.10	5.45	35.28	40.73

Total	1,085,939	24.86	-8.29%	5.47	3.54	15.79	19.33

*	Percent change in GAAP rental rates excludes leases for space vacant greater than one year.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	Year-to-Date 2005
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	35,973	22.78	4.30%	2.63	2.06	2.46	4.52
Chicago	383,180	19.94	-20.49%	7.93	7.24	27.84	35.08
Dallas	117,945	19.86	-5.25%	3.95	3.10	10.32	13.42
Denver	147,202	14.50	-26.48%	4.80	5.66	11.81	17.47
Los Angeles	34,170	26.72	-3.90%	4.01	5.40	16.63	22.03
Orange County	83,144	23.46	-7.35%	4.37	4.03	6.52	10.55
Portland	17,592	14.76	3.55%	4.60	—	13.66	13.66
Salt Lake City	151,251	16.95	-21.26%	3.44	1.31	4.92	6.23
San Diego	266,176	28.90	8.33%	5.18	4.52	10.23	14.75
San Francisco Bay	986,273	18.14	-38.44%	4.75	2.91	16.33	19.24
Seattle	288,417	15.89	-22.98%	7.60	6.66	28.12	34.78
Washington, D.C.
Suburban	123,335	32.65	6.40%	5.37	2.62	14.87	17.49
Downtown	225,654	44.37	9.25%	8.89	9.23	41.08	50.31

Total	2,860,312	21.97	-16.87%	5.71	4.60	18.83	23.43

	Year-to-Date 2004
Market	Total Executed Sq. Feet	New GAAP Rental Rate	% Change in GAAP Rental Rate*	Ave. Lease Term in Years	Lease Commissions /Sq. Ft.	Tenant Improvements and Allowances /Sq. Ft.	Total TIs and LCs /Sq. Ft.
Austin	41,939	17.62	-17.03%	2.49	1.75	—	1.75
Chicago	113,117	19.24	-15.97%	4.65	3.88	8.66	12.54
Dallas	189,869	18.81	-14.08%	4.44	3.08	7.76	10.84
Denver	246,324	15.21	-27.72%	7.55	6.30	18.51	24.81
Los Angeles	90,836	24.53	-10.84%	7.37	9.40	26.49	35.89
Orange County	173,870	21.14	-6.23%	4.46	2.61	8.82	11.43
Portland	181,097	19.43	-8.80%	4.10	2.14	3.30	5.44
Salt Lake City	145,171	15.89	-11.15%	4.53	2.11	5.75	7.86
San Diego	295,245	25.51	1.39%	6.22	3.17	8.23	11.40
San Francisco Bay	777,250	17.36	-33.13%	3.73	2.68	9.07	11.75
Seattle	337,814	15.35	-14.50%	4.88	3.44	10.89	14.33
Washington, D.C.							—
Suburban	147,934	29.79	5.94%	4.71	2.93	11.10	14.03
Downtown	281,958	44.57	-0.62%	5.17	5.38	30.10	35.48

Total	3,022,424	21.55	-14.36%	4.88	3.57	11.80	15.37

*	Percent change in GAAP rental rates excludes leases for space vacant greater than one year.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants - Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
Dickstein Shapiro Morin & Oshinsky LLP	4.54%	394,775	2.15%
Sun Microsystems, Inc.	2.80%	386,427	2.10%
Patton Boggs, L.L.P.	2.22%	190,975	1.04%
Nortel Networks, Inc.	1.93%	258,048	1.41%
Cell Genesys, Inc.	1.83%	155,685	0.85%
Nextel Communications, Inc.	1.78%	359,906	1.96%
Lattice Semiconductor Corp.	1.49%	216,650	1.18%
Gateway, Inc.	1.48%	287,478	1.57%
Merrill Lynch	1.32%	124,152	0.68%
Skadden, Arps, Slate, Meagher & Flom LLP	1.30%	116,008	0.63%
Citicorp	1.29%	146,148	0.80%
Software AG of NA	1.26%	209,521	1.14%
American Chemistry Council	1.16%	144,875	0.79%
Time Warner Communications	1.07%	230,842	1.26%
MCI	1.02%	105,206	0.57%
King & Spalding	0.99%	86,195	0.47%
The Scripps Research Institute	0.93%	76,894	0.42%
Federal Deposit Insurance Corp.	0.92%	108,556	0.59%
KPMG, L.L.P.	0.88%	135,558	0.74%
Nokia IP, Inc.	0.86%	131,561	0.72%
TSMC North America, Inc.	0.76%	110,590	0.60%
Chronicle of Higher Education, Inc.	0.72%	76,382	0.42%
PMC-Sierra, Inc.	0.71%	108,242	0.59%
New Cingular Wireless	0.71%	155,830	0.85%
Metabasis Therapeutics, Inc.	0.71%	81,816	0.45%

	34.68%	4,398,320	23.98%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Partially Owned Property Under Construction @ 12/31/05	% Ownership	Square Feet	Start Date	Estimated Completion Date	Estimated Stabilization Date	In Place Dev Costs ($000)	Estimated Remaining Costs to Complete ($000)	Total Projected Investment ($000)	Estimated Stabilized Return	% Currently Leased or Committed
Dallas
Legacy Town Center III	20%	154,134	2Q05	2Q06	2Q07	8,118	16,985	25,103	9.3%	0.0%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Wholly Owned Land	Market	Acres	Buildable Office Square Feet
Canyon Pointe A-B	Seattle, WA	10	173,760
Canyon Park 5	Seattle, WA	4	64,320
LaJolla Commons	San Diego, CA	2	45,000
Sunset Corporate	Portland, OR	12	124,800
Dry Creek Corporate Center	Denver, CO	60	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2	Salt Lake City, UT	6	78,000
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Total Wholly Owned Land		138	1,945,756

Partially Owned Land
Panorama IV	Denver, CO	7	136,850
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4 & 6	Dallas, TX	11	197,998
Royal Ridge Bldg 8	Dallas, TX	6	132,709

Total Partially Owned Land		64	1,134,681

Total All Land Held for Future Development		202	3,080,437

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Reconcilation of Projected Funds Available for Distribution Coverage 2006

(In millions, except ratios)	Forecast 2006
Net income Adjustments:	$30 - 42
Minority interest	10
FFO allocable to the minority Unitholders	(14)
Depreciation and amortization - REIT properties	137
Depreciation and amortization - Equity properties	17
Amortization - Allowance for tenant owned improvements	3
Minority interests’ (non Unitholders) share of depreciation, amortization and net income	(1)
Gain on sale of properties	(18)

FFO as defined by NAREIT	164 - 176
Less:
Preferred dividends, dividends on unvested restricted stock	(16)

FFO attributable to common shareholders	148 - 160
FFO allocable to the minority Unitholders	14

Diluted FFO available to common shareholders(1)	$162 -174

Less:
Lease commissions/Tenant improvements/Allowances for tenant owned improvements/ Lease incentives	(81 - 91)
Building capital additions	(15 - 18)
Lease intangible amortization	8 - 9
Straight line rent	(20 - 24)

Funds available for distribution to common shareholders(2)(3)	$37 - 67

Dividends and distributions	$127 -130

Funds Available for Distribution Coverage	.3x - .5x

1	Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
2	Adjustments to arrive at FAD do not include amounts associated with properties in unconsolidated entities.
3	See note (1) page 26.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Net income	$28,182	$13,627	$11,868	$95,042	$26,794
Depreciation and amortization	39,726	38,545	37,169	36,728	37,296
Minority interest	2,415	3,140	1,714	1,506	1,360
Gain on sales of properties	(26,939)	(11,196)	(4,436)	(88,094)	(27,658)
Preferred stock dividends and dividends on unvested restricted stock	(4,027)	(4,020)	(4,044)	(3,780)	(3,971)

Diluted funds from operations(1)	$39,357	$40,096	$42,271	$41,402	$33,821

(1)	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gain and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Net income	$0.41	$0.17	$0.14	$1.54	$0.42
Add: Depreciation and amortization	0.62	0.61	0.61	0.58	0.68
Less: Gain on sale of property	(0.42)	(0.18)	(0.07)	(1.46)	(0.50)
Minority interest adjustment	0.04	0.05	0.03	0.03	0.02
Adjustment for share difference(2)	(0.03)	(0.01)	(0.02)	—	—

Diluted funds from operations(1)	$0.62	$0.64	$0.69	$0.69	$0.62

(1)	Fund from operating is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
(2)	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
EBITDA(1)	$76,497	$71,493	$72,605	$77,371	$74,834
Add: Gain (loss) on sale of assets	26,939	11,196	4,436	88,094	27,658
Less: Interest	(30,997)	(29,100)	(28,147)	(29,499)	(32,440)
Taxes	103	(428)	(130)	(172)	(207)
Depreciation/amortization
- Continuing operations	(35,514)	(33,433)	(32,459)	(32,518)	(32,625)
- Discontinued operations	(737)	(2,057)	(2,250)	(2,443)	(2,589)
Impairment losses	(5,500)	(648)	(210)	(4,000)	(2,524)
Minority interest	(2,609)	(3,396)	(1,977)	(1,791)	(5,313)

Net income	$28,182	$13,627	$11,868	$95,042	$26,794

(1)	EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets and their associated significant depreciation expense. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assessing our financial performance.

Secured Property Operating Income/EBITDA

	Quarter Ended
(In thousands, except ratio)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Secured Property Operating Income	$11,115	$9,277	$11,684	$11,751	$11,374
Total EBITDA	76,497	71,493	72,605	77,371	74,834

Secured Property NOI/Total EBITDA	14.5%	13.0%	16.1%	15.2%	15.2%

Secured property operating income is computed as rental revenues less property operating expenses and real estate taxes from only those properties with mortgage debt. See the table above for reconciliation of EBITDA to net income.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures

Reconciliation of Funds Available for Distribution to Net Income

	Quarter Ended
(In thousands, except ratio)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Net income	$28,182	$13,627	$11,868	$95,042	$26,794
Depreciation and amortization	39,726	38,545	37,169	36,728	37,296
Minority interest	2,415	3,140	1,714	1,506	1,360
Gain on sale of property	(26,939)	(11,196)	(4,436)	(88,094)	(27,658)
Preferred stock dividends and dividends on unvested restricted stock	(4,027)	(4,020)	(4,044)	(3,780)	(3,971)

Diluted funds from operations(1)	39,357	40,096	42,271	41,402	33,821

Less: Lease commissions	(4,088)	(5,636)	(3,012)	(4,271)	(4,486)
Lease incentives/Allowances for tenant owned improvements	(19,882)	(2,604)	(559)	(36)	(1,277)
Tenant improvements	(18,115)	(9,218)	(9,656)	(6,063)	(12,064)
Building capital additions	(5,968)	(3,689)	(2,102)	(1,848)	(4,497)
Lease intangible amortization(3)	2,453	2,655	2,011	2,009	530
Straight line rent	(7,082)	(3,817)	331	(2,487)	(1,397)
Impairment losses	5,500	649	210	4,000	2,524
Antidilutive FFO allocable to minority Unitholders	—	—	—	—	3,687

Funds available for distribution to common shareholders(1)	$(7,825)	$18,436	$29,494	$32,706	$16,841

Common dividends and distributions(2)	$31,895	$32,241	$30,492	$30,276	$30,568

Funds available for distribution to common shareholders coverage ratio	(0.2)	0.6	1.0	1.1	0.6

(1)	FFO and FAD are widely used measures of operating performance for real estate companies. We provide FFO and FAD as supplements to net income calculated in accordance with GAAP. Although FFO and FAD are widely used measures of operating performance for equity REITs, FFO and FAD do not represent net income calculated in accordance with GAAP. As such, they should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO and FAD do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO and FAD are helpful to investors as measures of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO and FAD, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO and FAD may not be comparable to FFO and FAD reported by other REITs.
(2)	Common dividends and distributions include distributions to minority unitholders. For the quarter ended 12/31/04, minority units were antidilutive for the computation of Diluted FFO and FFO allocable to minority unitholders reduces Diluted FFO. FFO allocable to minority unitholders is added back for the computation of the FAD coverage ratio as the minority distributions are included in the calculation.
(3)	Amortization associated with above/below market leases and lease incentives.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures (con’t)

Reconciliation of Property Operating Income to Net Income

	Quarter Ended
(In thousands)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Property operating income	$75,550	$69,832	$70,703	$75,367	$73,684
Less: Interest expense	(30,997)	(29,100)	(28,147)	(29,499)	(32,440)
General and administrative expense	(10,829)	(10,121)	(10,179)	(10,749)	(10,517)
Depreciation and amortization	(35,514)	(33,433)	(32,459)	(32,517)	(32,625)
Income taxes	103	(428)	(130)	(172)	(207)
Minority interest	(2,609)	(3,396)	(1,977)	(1,791)	(5,313)
Add: Real estate service revenue	7,813	5,128	5,222	5,573	6,327
Gain (loss) on sale of properties and impairment losses	4,038	29	663	88,094	27,658
Other income	2,868	2,718	2,534	2,520	321
Discontinued operations	17,759	12,398	5,638	(1,784)	(94)

Net income	$28,182	$13,627	$11,868	$95,042	$26,794

*	Property operating income is the performance measure used to assess the results of our real estate property segment. Although property operating income is a widely used measure of operating performance for equity REITs, property operating income does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. We believe that the presentation of property operating income is helpful to investors as a measure of the operating performance of our office properties because it excludes items that do not relate to or are not indicative of operating performance of the properties (including interest and depreciation and amortization) and which can make periodic comparison of operating performance more difficult.

Computation of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Amortizing principal payments	$1,230	$1,186	$1,162	$1,497	$3,211
Preferred stock dividends	3,773	3,773	3,774	3,774	3,773
Prepayment penalties on debt	(1,196)	—	—	—	(3,028)
Interest expense	30,997	29,100	28,147	29,499	32,440

Fixed changes excluding capitalized interest	34,804	34,059	33,083	34,770	36,396
Add: Capitalized interest	76	—	—	—	—

Fixed charges including capitalized interest	$34,880	$34,059	$33,083	$34,770	$36,396

EBITDA	$76,497	$71,493	$72,605	$77,371	$74,834

Fixed charge coverage excluding capitalized interest	2.2	2.1	2.2	2.2	2.1
Fixed charge coverage including capitalized interest	2.2	2.1	2.2	2.2	2.1

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except ratios)	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
Interest expense	$30,997	$29,100	$28,147	$29,499	$32,440
Prepayment penalties on debt	(1,196)	—	—	—	(3,028)

Fixed changes excluding capitalized interest	29,801	29,100	28,147	29,499	29,412
Add: Capitalized interest	76	—	—	—	—

Fixed charges including capitalized interest	$29,877	$29,100	$28,147	$29,499	$29,412

EBITDA	$76,497	$71,493	$72,605	$77,371	$74,834

Interest coverage excluding capitalized interest	2.6	2.5	2.6	2.6	2.5
Interest coverage including capitalized interest	2.6	2.5	2.6	2.6	2.5